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                                                                   Exhibit 10.46

                               PLEDGE AGREEMENT
                               ----------------
                                    (Note)

     THIS PLEDGE AGREEMENT (this "Agreement") is made this 25th day of May,
                                  ---------
2000, by and between travelbyus.com ltd., an Ontario, Canada corporation ("Pledgor"), and Aviation Group, Inc., a Texas corporation ("Secured Party").
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                                   RECITALS:
                                   --------

     A. Pledgor has executed that certain Promissory Note of even date herewith in the original principal amount of $1,975,000.00 in favor of Secured Party (the "Note");
 ----

     B. Pledgor is the owner of certain Securities (as defined below) consisting of all of the issued and outstanding shares of common stock, no par value per share, in Epoch Technologies Inc., a Texas corporation ("Epoch");

     C. On or about September 9, 1999, Pledgor issued certain 12.5% Senior Redeemable Debentures which are secured by that certain Trust Indenture dated September 9, 1999 (the "Trust Indenture"), by and between Pledgor and Montreal Trust Company of Canada, an Ontario, Canada, a trust company licensed to do business in Canada, as trustee; and

     D. As security for the payment and performance of all of Pledgor's obligations pursuant to the Note, Pledgor has agreed to grant Secured Party a Security Interest (as defined below) in the Collateral (as defined below).

                                  AGREEMENTS:
                                  ----------

     In consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Secured Party and Pledgor do hereby agree as follows:

     1.  Definitions.  The following terms shall have the meanings indicated
         -----------
below and shall be construed to have the broadest possible meanings permitted under the Code:

         "Code" means the Uniform Commercial Code as enacted by the State of Texas, as it shall be amended from time to time.

         "Collateral" means the Securities owned by Pledgor in Epoch, and the certificates representing such Securities, together with all additions, replacements, substitutions, increases, profits, proceeds, dividends, distributions and products thereof, in any form and wherever located.

         "Event of Default" and "Default" means (i) an "Event of Default" (as defined in the Note), or (ii) the breach by Pledgor of its obligations hereunder.

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          "Securities" means any corporate stock (including stock of closely held corporations), partnership interest or limited liability company interest, any warrants or rights to acquire a security, and in addition, includes all property included in the definition of "security" as used in the Code.

          "Security Interest" means the security interest (as that term is defined by the Code) granted by this Agreement.

     2.   Grant of Security Interest.  Pledgor hereby delivers to the Secured
          --------------------------
Party certificates evidencing, and grants to the Secured Party a continuing and unconditional Security Interest in, the Collateral, accompanied by stock powers in substantially the form of Exhibit A attached hereto and made a part hereof
                             ---------
(the "Powers"), duly executed in blank, to secure the prompt, timely and
      ------
complete payment of all obligations and liabilities of Pledgor to the Secured Party now existing or hereafter arising under the Note and the full, complete and timely performance of any and all existing or future obligations of Pledgor under the Note. All such present and future obligations under the Note are referred to herein as the "Secured Obligations".
                           -------------------

     3.   Representations and Warranties. The Pledgor represents and warrants as
          ------------------------------
follows:

          (a) The Pledgor is the sole legal and beneficial owner of the Collateral, free and clear of all claims, pledges, liens, encumbrances, charges and security interests of every nature whatsoever, except for the security interests created by this Agreement and the Trust Indenture;

          (b) The Pledgor has the capacity, power and authority to enter into this Agreement;

          (c) Except for the restrictions imposed by applicable federal or state securities laws or the Trust Indenture, there are no restrictions upon the voting rights associated with the Collateral or upon the transfer of any of the Collateral; and

          (d) The pledge of the Collateral pursuant to this Agreement creates a valid, junior security interest in the Collateral, in favor of the Secured Party, securing the payment and performance of the Secured Obligations, which junior security interest is only subject to the Trust Indenture.

     4.   Covenants of Pledgor.  So long as this Agreement has not been
          --------------------
terminated as provided hereafter, Pledgor:

          4.1  Title.  Will defend the Collateral against the claim of all other
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persons;

          4.2  No Encumbrances.  Will keep the Collateral free of all security
               ---------------
interests, voting trust agreements, or other interests and encumbrances, except the Security Interest and the Trust Indenture;

          4.3  No Sale, Etc.  Will not assign, deliver, sell, transfer, lease or
               ------------
otherwise dispose of (including dispositions by operation of law) any portion of the Collateral, or any interest therein without the prior written consent of Secured Party;

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          4.4  Financing Statements.  Will execute and deliver to Secured Party
               --------------------
such stock powers, financing statements, certificates and other documents and instruments, pay all costs including costs of filing financing statements and other documents in any public offices requested by Secured Party and take such other action as Secured Party may deem advisable to perfect the Security Interest created by this Agreement;

          4.5  Taxes.  Will pay all taxes (including documentary stamp taxes and
               -----
intangible taxes), assessments and other charges of every nature which may be levied or assessed against the Collateral, or imposed upon Pledgor or Secured Party by reason of this Agreement; and

          4.6  Cooperation.  Will take other action reasonably requested by
               -----------
Secured Party to carry out the terms of this Agreement, to preserve the Collateral, and to preserve and perfect the Security Interest of Secured Party.

     5.   Default.  If an Event of Default shall occur and be continuing, the
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Secured Party may take all of the actions or remedies specified in Section 6
                                                                   ---------
hereof ("Remedies") or elsewhere herein.
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     6.   Remedies.
          --------

          6.1 If an Event of Default shall have occurred and be continuing, the Secured Party shall have all rights and remedies of a secured party under the Code and such other rights and remedies as may be available hereunder, under other applicable law or pursuant to contract. Pledgor agrees that any notice by Secured Party of the sale or disposition of the Collateral or any other intended action hereunder, whether required by the Code or otherwise, shall constitute reasonable notice to Pledgor if the notice is mailed to Pledgor by regular or certified mail, postage prepaid, at least ten (10) days before the action to be taken. During such ten (10) day period, Pledgor shall have the right to cure any defaults by paying to Secured Party the amount of the Secured Obligations and any other obligations secured hereby. Pledgor also agrees to pay all costs and expenses incurred by the Secured Party in enforcing this Agreement and realizing upon any Collateral (including reasonable attorneys' fees whether or not suit is brought and whether or not incurred in connection with trial, appeals or insolvency action).

          6.2 Pledgor agrees that in any sale of any Collateral, Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers of Securities, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral, or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official) and Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Secured Party be liable nor accountable to Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction. Pledgor further agrees that any sales by the Secured Party shall not be

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considered to be other than "public sales" within the meaning of Section 9-504 of the Uniform Commercial Code because such sales or solicitations are structured to comply with such limitations or restrictions, the intent of the parties being that any public sale be subject to such limitations and restrictions.

     7.   Voting of Pledged Shares.  Subject to any grant of conflicting rights
          ------------------------
to the trustee under the Trust Indenture, Pledgor hereby irrevocably constitutes and appoints Secured Party in connection with all Securities which comprise the Collateral, whether or not the Securities have been transferred into the name of Secured Party or its nominee, as Pledgor's proxy (and such proxy shall be deemed to be coupled with an interest) with full power, solely upon the occurrence and during the continuance of an Event of Default and the exercise of Secured Party's rights under this Section 7, to:

          (a) attend all meetings of Securities holders of Epoch held after the date of this Agreement and to vote the Securities at those meetings in such manner as Secured Party shall in its sole discretion deem appropriate, including without limitation, in favor of liquidation of Epoch;

          (b) to consent in the sole discretion of Secured Party to any action by or concerning Epoch for which the consent of the Securities holders of Epoch is or may be necessary or appropriate; and

          (c) without limitation to do all things which Pledgor could do as a Security holder of Epoch, giving to Secured Party full power of substitution and revocation.

The proxy contained in this paragraph shall terminate when this Agreement terminates as provided hereafter. Pledgor hereby agrees not to give or permit to exist any other proxies in derogation of this proxy so long as this Agreement is in force, other than any proxies given under the Trust Indenture.

     8.   Transfer Securities of Record.  Subject to any grant of conflicting
          -----------------------------
rights to the trustee under the Trust Indenture, Pledgor authorizes and appoints Secured Party, effective upon occurrence of a Default, as Pledgor's attorney-in-fact to transfer all or any part of the Securities which comprise any part of the Collateral into Secured Party's name or that of its nominee so that Secured Party or its nominee may appear of record as the sole owner of the Securities. After the occurrence and during the continuance of any Default, Pledgor waives all rights to be advised or to receive any notices, statements or communications received by Secured Party or its nominee as such record owner.

     9.   Distributions In Respect of Collateral.
          --------------------------------------

          9.1 Subject to any grant of conflicting rights to the trustee under the Trust Indenture, upon the occurrence and during the continuance of an Event of Default and the exercise by Secured Party of its rights under this Section 9,
                                                                      ---------
Pledgor assigns to, and authorizes Secured Party to receive, any interest, principal, dividends, distributions, or other income or payments of whatever nature (whether in cash or in kind) now or hereafter made in respect of the Collateral, including those made in connection with the dissolution, liquidation, sale of assets, merger, consolidation, or other reorganization of Epoch, or any stock dividend, stock split, recapitalization, reclassification or

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otherwise (collectively, "Distributions"), to surrender such Collateral or any
                          -------------
part thereof in exchange therefor, and to hold any such Distribution as part of the Collateral.

          9.2 After the occurrence and during the continuance of an Event of Default, Pledgor will not demand or receive any income or Distribution with respect to the Collateral and if Pledgor receives any such Distributions, Pledgor will hold such Distributions in trust and deliver them promptly in the form received to Secured Party to hold as Collateral. After the occurrence and during the continuance of an Event of Default, Secured Party may apply any net cash Distributions to payment of any of the Secured Obligations, but Secured Party shall account for and pay over to Pledgor any Distributions remaining after full payment of such obligations.

     10.  Miscellaneous Provisions.
          ------------------------

          10.1  Perfection. Pledgor authorizes Secured Party at Pledgor's
                ----------
expense to file any financing statements relating to the Collateral (without Pledgor's signature thereon) which Secured Party deems appropriate and Pledgor appoints Secured Party as Pledgor's attorney-in-fact to execute any such financing statements in Pledgor's name and to perfect and to continue perfection of the Security Interest.

          10.2  Right to Perform Obligations.  Upon Pledgor's failure to perform
                ----------------------------
any of its duties hereunder and after five (5) days written notice of such failure from Secured Party, Secured Party may, but it shall not be obligated to, perform any of such duties and Pledgor shall forthwith upon demand reimburse Secured Party for any expenses incurred by Secured Party in so doing; provided
                                                                      --------
that no notice shall be required if in Secured Party's reasonable judgment such delay would materially jeopardize or impair the value of the Collateral.

          10.3  No Waiver.  No delay or omission by Secured Party in exercising
                ---------
any right hereunder shall operate as a waiver of that or any other right, and no single or partial exercise of any right shall preclude Secured Party from any other or further exercise of the right or the exercise of any other right or remedy. All rights and remedies of Secured Party under this Agreement and under the Code shall be deemed cumulative.

          10.4  Care of Collateral, Etc.  Secured Party shall exercise
                -----------------------
reasonable care in the custody and preservation of the Collateral to the extent required by law and it shall be deemed to have exercised reasonable care if it takes such action for that purpose as Pledgor shall reasonably request in writing; provided, however, no omission to do any act not requested by such
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Pledgor shall be deemed a failure to exercise reasonable care and no omission to comply with any requests by such Pledgor shall of itself be deemed a failure to exercise reasonable care.

          10.5  Enforcement.  If an Event of Default shall occur, Secured Party
                -----------
may demand, collect and sue for all amounts owed pursuant to the Collateral or for proceeds of any Collateral (either in Pledgor's name or Secured Party's name at the latter's option), with the right to enforce, compromise, settle or discharge any such amounts. After Default, Pledgor appoints Secured Party as such Pledgor's attorney-in-fact to endorse such Pledgor's name on all checks, commercial paper and other documents or instruments pertaining to Collateral or proceeds.

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          10.6  Other Rights.  Pledgor acknowledges that its obligations
                ------------
hereunder are absolute and unconditional and authorizes Secured Party without affecting Pledgor's obligations hereunder from time to time to take the following actions, whether or not increasing the risk of loss to Pledgor:

          (a) to take from any party and hold collateral (other than the Collateral) for the payment of the Secured Obligations or any party thereof, and to exchange, enforce or release such collateral or any guaranty of payment of the Secured Obligations or any part thereof and to release or substitute any such endorser or guarantor or any party who has given any Security Interest in any collateral as security for the payment of the secured Obligations or any party thereof or any party in any way obligated to pay the Secured Obligations or any part thereof; and

          (b) upon the occurrence of any Event of Default to direct the manner of the disposition of the Collateral and any other collateral and the enforcement of any endorsements or guaranties relating to the Secured obligations or any party thereof as Secured Party in its sole discretion may determine, consistent with the provisions of Section 6.
                                             ---------

          10.7  Successors and Assigns.  This Agreement shall be binding upon
                ----------------------
and inure to the benefit of Pledgor and Secured Party and their respective successors and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party.

          10.8  Benefit.  The terms "Secured Party" and "Pledgor" as used in
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this Agreement include the heirs, personal representatives and successors or assigns of those parties and this Agreement shall benefit and bind such parties. If more than one person is named herein as Pledgor, the obligation hereunder shall be joint and several, subject to the nonrecourse provisions set forth herein.

          10.9  Amendment.  This Agreement may not be modified or amended nor
                ---------
shall any provision of it be waived except in writing signed by Pledgor and by an authorized officer of Secured Party.

          10.10 Governing Law; Venue.  This Agreement shall be governed by and
                --------------------
construed under the Uniform Commercial Code and any other applicable laws of the State of Texas in effect from time to time. ANY ACTION RELATED TO AND/OR BASED UPON THE SUBJECT MATTER OF THIS AGREEMENT SHALL BE BROUGHT IN THE COURT OF PROPER JURISDICTION IN DALLAS COUNTY, TEXAS.

          10.11 Term.  This Agreement shall remain in force until the full
                ----
satisfaction and discharge of the Note. Upon termination of the Agreement, Secured Party shall take all steps reasonably requested (but at Pledgor's cost) by Pledgor to release its Security Interest and Pledgor shall be discharged in full from any and all obligations under this Agreement.

          10.12 Notices.  Notice required or permitted to be given hereunder
                -------
shall be given to the parties as set forth in the Note.

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          10.13  Powers.  All powers, rights, proxies and privileges granted to
                 ------
Secured Party herein are coupled with an interest and are irrevocable.

          10.14  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts and by different parties thereto in separate counterparts, each of which when so executed and delivered shall be deemed as original and all of which when taken together shall constitute but one and the same instrument.

          10.15  Subordination.  Notwithstanding anything to the contrary
                 -------------
contained herein or in the Note, the terms, covenants, provisions and conditions of this Agreement and the rights of Secured Party hereunder are and will continue to be subordinate to the Trust Indenture, and the lien thereof, and to any renewal, substitution, extension or replacement thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date first stated above.

                                    PLEDGOR:

                                    TRAVELBYUS.COM LTD.,
                                    an Ontario, Canada corporation


                                    By: /s/ Bill Kerby
                                        --------------
                                    Name:  Bill Kerby
                                    Title:  CEO



                                    SECURED PARTY:

                                    AVIATION GROUP, INC.,
                                    a Texas corporation


                                    By: /s/ Richard Morgan
                                        ------------------
                                    Name:  Richard Morgan
                                    Title: Executive Vice President

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                                   EXHIBIT A
                                   ---------

                            IRREVOCABLE STOCK POWER

     travelbyus.com ltd., an Ontario, Canada corporation, hereby irrevocably appoints, with full power of substitution,___________________________________, an officer of Epoch Technology Inc., a Texas corporation, transfer on the books of Epoch Technology Inc. ________________ (___________) shares of Common Stock of Epoch Technology Inc. now standing in the name(s) of travelbyus.com, on the books of Epoch Technology and representing by Certificate(s) ____________.

Dated:  ____________________________

                                        TRAVELBYUS.COM LTD.,
                                        an Ontario, Canada corporation


                                        By:    ______________________________
                                        Name:  ______________________________
                                        Title: ______________________________